UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Torchlight Energy Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TORCHLIGHT ENERGY RESOURCES, INC.
5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 9, 2015

We hereby give notice that the Annual Meeting of Stockholders of Torchlight Energy Resources, Inc. will be held on September 9, 2015, at 10:00 a.m. local time, at the Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024, for the following purposes:

(1)	To elect five directors;

(2)	To ratify the selection of Calvetti Ferguson as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)	To approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock;

(4)	To approve the 2015 Stock Option Plan;

(5)	To approve certain issuances of common stock to members of the Board of Directors;

(6)	To approve authorizing conversion of a convertible promissory note and exercise of a warrant issued to Sawtooth Properties, LLLP in connection with a transaction;

(7)
To approve authorizing holders of Series A Convertible Preferred Stock to convert preferred stock and exercise warrants received in connection therewith into a number of shares of common stock that would result in the holder beneficially owning in excess of 19.99% of our common stock;

(8)	To transact such other business as may properly come before the meeting.

Under Nevada law, only stockholders of record on the record date, which is July 16, 2015, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

August 6, 2015	John A. Brda
President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 9, 2015.

The Proxy Statement, form of proxy card and Annual Report are available at: ir.torchlightenergy.com

TORCHLIGHT ENERGY RESOURCES, INC.
5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Torchlight Energy Resources, Inc.  This Proxy Statement and accompanying form of proxy card will be sent on or about August 6, 2015 to stockholders entitled to vote at the Annual Meeting.  The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope.  If your shares are held in “street name” through a brokerage or other institution, telephone and internet instructions are also provided on the proxy card you receive.  A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Effective July 1, 2009, the NYSE amended its rule regarding discretionary voting by brokers on uncontested elections of directors such that any investor who does not instruct the investor’s broker on how to vote in an election of directors will cause the broker to be unable to vote that investor’s shares on an election of directors. Previously, the broker could exercise its own discretion in determining how to vote the investor’s shares even when the investor did not instruct the broker on how to vote.  Accordingly, a broker is not entitled to vote the shares unless the beneficial owner has given instructions with respect to: the election of directors (Proposal 1), approval of the 2015 Stock Option Plan (Proposal 4), approval of stock issuances to Board members (Proposal 5), approval of authorizing conversion of a convertible promissory note and exercise of a warrant issued to Sawtooth Properties, LLLP (Proposal 6), and approval authorizing holders of Series A Convertible Preferred Stock to convert preferred stock and exercise warrants in excess of 19.99% (Proposal 7).  With respect to the ratification of the selection of Calvetti Ferguson as our independent registered public accounting firm (Proposal 2) and the amendment to our Articles of Incorporation to increase our authorize common stock (Proposal 3), a broker will have discretionary authority to vote the shares if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Torchlight Energy Resources, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of all of the director nominees as proposed (Proposal 1), for the ratification of Calvetti Ferguson as our independent registered public accounting firm for 2015 (Proposal 2), for approval of the amendment to our Articles of Incorporation to increase our authorize common stock (Proposal 3), for approval of the 2015 Stock Option Plan (Proposal 4), for approval of stock issuances to Board members (Proposal 5), for approval of authorizing conversion of a convertible promissory note and exercise of a warrant issued to Sawtooth Properties, LLLP (Proposal 6), and for approval authorizing holders of Series A Convertible Preferred Stock to convert preferred stock and exercise warrants in excess of 19.99% (Proposal 7).  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum and Voting Rights. The presence in person or by proxy of a majority of the outstanding shares entitled to vote on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.  We currently have two classes stock issued and outstanding, common stock and Series A Convertible Preferred Stock.  Each share of common stock entitles its holder to one vote, and each holder of shares of the Series A Convertible Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A Convertible Preferred Stock could be converted.

Required Vote. A plurality of the shares present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (Proposal 1). The affirmative vote of a majority of the shares entitled to vote, present in person or represented by proxy is required for: the ratification of Calvetti Ferguson as our independent registered public accounting firm for 2014 (Proposal 2); approval of the 2015 Stock Option Plan (Proposal 4); approval of stock issuances to Board members (Proposal 5); approval of authorizing conversion of a convertible promissory note and exercise of a warrant issued to Sawtooth Properties, LLLP (Proposal 6); and approval authorizing holders of Series A Convertible Preferred Stock to convert preferred stock and exercise warrants in excess of 19.99% (Proposal 7)1.  The affirmative vote of a majority of the shares entitled to vote (i.e., a majority of the “voting power”) is required to approve the amendment to our Articles of Incorporation to increase our authorized common stock (Proposal 3).  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on July 16, 2015 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote.  As of July 16, 2015, there were 29,942,979 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting and 98,000 shares of Series A Convertible Preferred Stock issued and outstanding which are entitled to 7,584,957 votes2.  In total, holders of common stock and Series A Convertible Preferred Stock are entitled to 37,527,936 votes.

No Dissenters’ Rights. Under the Nevada Revised Statutes, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

1 Pursuant to Nasdaq Stock Market Rules, Greg McCabe is not entitled to vote any of shares of Series A Convertible Preferred Stock he beneficially owns on this proposal (including shares held by G Mc Exploration, LLC).  He will, however, be permitted to vote Series A Convertible Preferred Stock, subject to the Beneficial Ownership Limitation (as described under Proposal 7), on every other proposal herein.

2 The Beneficial Ownership Limitation (as described under Proposal 7) prohibits holders of Series A Convertible Preferred Stock from converting the number of shares that would result in the holder beneficially owning in excess of 19.9% of our common stock.  As of the record date, Greg McCabe and G Mc Exploration, LLC (“GME,” an affiliated entity of Mr. McCabe) were the only holders of Series A Preferred Stock affected by the Beneficial Ownership Limitation.  As of the record date, Mr. McCabe and GME could convert 24,227 of their 35,000 shares of Series A Convertible Preferred Stock into a total of 2,106,695 shares of common stock, under the Beneficial Ownership Limitation.  Each holder of shares of Series A Convertible Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A Convertible Preferred Stock could be converted, based on the record date.  But for the Beneficial Ownership Limitation, the holders of Series A Convertible Preferred would be entitled to a total of 8,521,739 votes, with Mr. McCabe and GME having 3,043,477 of those votes.  With the Beneficial Ownership Limitation, the holders of Series A Convertible Preferred are entitled to a total of 7,584,957 votes, with Mr. McCabe and GME having a total of 2,106,695 of those votes.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the number of members of our Board of Directors is to be determined from time to time by resolution adopted by a majority of the Board of Directors or by the stockholders, but in no event will be less than one or more than 15.  Each director is elected to hold office until the next annual or special meeting of stockholders and until such director’s successor has been elected and qualified, or until his or her earlier resignation or removal.  As of the date hereof, the Board of Directors consists of five members.  The Board of Directors has approved and recommended to stockholders the election of five nominees to serve on the Board.  These nominees are John Brda, Willard G. McAndrew III, Jerry D. Barney, Edward J. Devereaux and Eunis L. Shockey.  All the nominees presently serve as members of our Board of Directors, and are accordingly standing for re-election.  There are no family relationships among any of our directors or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected director will hold office until his successor shall have been elected and qualified.  Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

John A. Brda – age 50 – Mr. Brda has been our President and Secretary and a member of the Board of Director since January 2012 and has been our Chief Executive Officer since December 2014.  He has been the Managing Member of Brda & Company, LLC since 2002, which provided consulting services to public companies—with a focus in the oil and gas sector—on investor relations, equity and debt financings, strategic business development and securities regulation matters, prior to him becoming President of the company.

We believe Mr. Brda is an excellent fit to our Board of Directors and management team based on his extensive experience in transaction negotiation and business development, particularly in the oil and gas sector as well as other non-related industries.  He has consulted with many public companies in the last ten years, and we believe that his extensive network of industry professionals and finance firms will contribute to our success.

Willard G. McAndrew III – age 60 – Mr. McAndrew has served as our Chief Operating Officer since September 2013 and as a member of the Board since October 2013.  He has forty three years of experience in the energy industry, from field operations to refining.  From December 2006 to September 2013, Mr. McAndrew served as the Chairman of the Board, CEO and President of Xtreme Oil & Gas, Inc., a company engaged in the acquisition, operation and development of oil and natural gas properties located in Texas and the southeast region of the United States.  He began his career in 1969, gaining experience working for Hercules Drilling Company as a roustabout in South Louisiana.  Mr. McAndrew attended Louisiana State University and then spent two years in the United States Marine Corps.  Later, he joined Exxon Corporation Refinery’s Distillation and Specialties division in Baton Rouge, Louisiana, becoming the fourth generation in his family to work for Exxon. Mr. McAndrew has served as President and owner of several small companies that were involved in all phases of the oil and gas business from drilling, reworking, completion, leases, etc.  He has also been a consultant since 1990 to companies and is responsible for the structure, formation and marketing of partnerships and energy financing.

We believe that Mr. McAndrew’s many years in the oil and gas industry and his vast network of contacts in the investment banking and broker-dealer communities compliments the Board of Directors.

Involvement in certain legal proceedings.  From 2001 through May 2006, Mr. McAndrew served as the CEO, President and Director of Energy & Engine Technology, Inc.  After he left the company, it filed for bankruptcy protection in December 2006.

Jerry Barney – age 68 – Dr. Barney has served as member of the Board of Directors since October 2013.  He has over 30 years of experience in various management and consulting positions with technology, oil services and government entities. Dr. Barney was a director of Barney Family Companies, a successful investment firm with holdings in oil and gas properties, office buildings and financial assets. Dr. Barney has a Bachelor of Science from the University of Kansas; a MA and EdD in Education from Columbia University; and a MBA from Rensselaer University.

We believe that Dr. Barney’s broad range of business experience and skills, punctuated by noteworthy higher education credentials, compliments the Board of Directors.

Edward Devereaux – age 73 – Mr. Devereaux has served as member of the Board of Directors since October 2013.  He is a seasoned investment executive with over three decades of experience in investment management, investment banking and securities sales and marketing.  From 2010 to the present, he has served as a consultant to companies wishing to raise capital within the independent broker dealer and registered investment advisors communities.  From 2006 to 2010, he served as President and CEO of Advanced Marketing Services, a marketing consulting and investment banking firm. Mr. Devereaux has participated in raising more than $10 billion of investment capital in his career.  He has worked for various investment firms, including Prudential Securities and Lightstone Securities.  Mr. Devereaux has a B.A. from Hofstra University.

Edward Devereaux expertise in the securities industry makes him an excellent fit to the Board of Directors.  In particular, we believe his oversight of our capital raising strategies is a valuable asset to the company.

Eunis L. Shockey – age 78 – Mr. Shockey has served as member of the Board of Directors since October 2013.  He is a successful and experienced entrepreneur and executive.  Mr. Shockey retired in 2000, but since then he has acted as a mentor for many of the companies in his investment portfolio. After completing his service in the U.S. Navy, Mr. Shockey entered the software industry and gained broad knowledge of military software and telephony applications while at GE, RCA, Raytheon, and Northern Telecom. He founded Computerware in 1978 and successfully developed and marketed a telephone company management system for shared tenant services. Computerware was bought by a venture capital fund in 1986. Mr. Shockey then founded Telecommunications Support Systems (TSS) to dispatch substitute teachers for schools. Its customers included 600 of the largest school districts in the U.S. and Canada. TSS was sold in 2000 and currently operates as eSchools Solutions, Inc.

We believe Mr. Shockey is an excellent fit to our Board of Directors based on his extensive experience in successfully owning and operating multiple successful companies over the years.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. These individuals are referred to collectively as our “named executive officers.”

Our named executive officers are as follows:

Name	Age	Position(s) and Office(s)
John A. Brda	50	President, Chief Executive Officer, Secretary and Director
Willard G. McAndrew III	60	Chief Operating Officer and Director
Roger N. Wurtele	69	Chief Financial Officer

                 See “Information Regarding Nominees” above for biographical information of Messrs. Brda and McAndrew.

Roger N. Wurtele – age 69 – Mr. Wurtele has served as our Chief Financial Officer since September 2013.  He is a versatile, experienced finance executive that has served as Chief Financial Officer for several public and private companies. He has a broad range of experience in public accounting, corporate finance and executive management.  Mr. Wurtele previously served as CFO of Xtreme Oil & Gas, Inc. from February 2010 to September 2013.  From May 2013 to September 2013 he worked as a financial consultant for us.  From November 2007 to January 2010, Mr. Wurtele served as CFO of Lang and Company LLC, a developer of commercial real estate projects.  He graduated from the University of Nebraska and has been a Certified Public Accountant for 40 years.

            Involvement in certain legal proceedings.  From 2001 through May 2006, Mr. Wurtele served as the CFO of Energy & Engine Technology, Inc.  After he left the company, it filed for bankruptcy protection in December 2006.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board committees on which such director serves, and annual meetings of stockholders.  The Board held six meetings during the year ended December 31, 2014.  The Board of Directors also executed 18 written consents to action in lieu of a meeting during the year ended December 31, 2014, which consents were each approved unanimously.  We currently have an Audit Committee, a Compensation Committee and a Nominating Committee, which committees were established on November 14, 2013.  During 2014, the Audit Committee held five meetings, the Compensation Committee held one meeting and Nominating Committee held one meeting. Also during 2014, the independent members of the Board of Directors held four “executive session” meetings. Of our current directors, during 2014, all attended no fewer than 75 percent of (i) the total number of meetings of the Board of Directors (including consents to action in lieu of a meeting) held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served.  All members and nominees of the Board of Directors attended the 2014 Annual Meeting of Stockholders, other than Jerry Barney.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093.  Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

Currently three of our five directors are independent, including Jerry D. Barney, Edward J. Devereaux and Eunis L. Shockey.  The definition of “independent” used is based on the independence standards of The NASDAQ Stock Market LLC.  The Board performed a review to determine the independence of Messrs. Barney, Devereaux and Shockey and made a subjective determination as to each of these individuals that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Torchlight Energy Resources, Inc.  In making these determinations, the Board reviewed information provided by these individuals with regard to each individual’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of five directors, none of whom carries the title of “Chairman.”  In addition to serving on the Board, John Brda also currently serves as Chief Executive Officer.  Accordingly, there is often little separation in Mr. Brda’s role as principal executive officer and his role as a director.  To mitigate any apparent conflicts this may create, we maintain a Board of Directors consisting of a majority of independent directors.  We believe this allows the Board to better oversee and manage risk.  None of our independent directors holds the title of “lead” independent director.  Accordingly, all of our independent directors have an equal role in the leadership of the Board.  We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company.  Risk is an important part of deliberations at the Board level throughout the year.  The Board of Directors as a whole considers risks affecting us.  The Board considers, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We maintain a separately-designated standing audit committee.  The Audit Committee currently consists of our three independent directors, including Jerry D. Barney, Edward J. Devereaux and Eunis L. Shockey. Mr. Devereaux is the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors. The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2014 with our management.

In November 2013, our Board adopted a charter for the Audit Committee. A copy of the Charter of the Audit Committee can be found on our website at www torchlightenergy.com. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee’s duties. All members of the Audit Committee must be independent. The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Torchlight Energy Resources, Inc. for the fiscal year ended December 31, 2014. The Audit Committee has discussed with Calvetti Ferguson, our independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Calvetti Ferguson required by applicable requirements of the Public Company Accounting Oversight Board regarding Calvetti Ferguson’s communications with the Audit Committee concerning independence, and has discussed with Calvetti Ferguson the independence of Calvetti Ferguson.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2014.  This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Edward J. Devereaux,
Jerry D. Barney, and
Eunis L. Shockey.

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have a Compensation Committee whose members are Jerry D. Barney, Edward J. Devereaux and Eunis L. Shockey. In November 2013, our Board adopted a charter for the Compensation Committee. A copy of the Charter of the Compensation Committee can be found on our website at www torchlightenergy.com. The primary purposes of the Compensation Committee are to discharge the Board of Directors’ responsibilities relating to the evaluation and compensation of our Chief Executive Officer, President and other senior executives. Our executive compensation program are designed to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value. To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors. The Compensation Committee will take under consideration recommendations from executive officers and directors regarding its executive compensation program. The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during 2014.

Nominating Committee

We have a Nominating Committee whose members are Jerry D. Barney, Edward J. Devereaux and Eunis L. Shockey. In November 2013, our Board adopted a charter for the Nominating Committee. A copy of the Charter of the Nominating Committee can be found on our website at www torchlightenergy.com. The Nominating Committee’s primary duties are identify individuals qualified to become Board members and to recommend to the Board director nominees for election at the Annual Meeting of Stockholders or for election by the Board to fill open seats between annual meetings.  See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Its Charter provides for the Nominating Committee to review qualifications of individuals suggested as potential candidates for director of the company, including candidates suggested by stockholders, and consider for nomination any of such individuals who are deemed qualified.  For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business.  All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and Nominating Committee.  In considering possible candidates for election as director, the Board and Nominating Committee is guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business, especially relating to the oil and gas industry;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)
The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Nominating Committee and Board of Directors evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee and Board of Directors using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee and Board will determine whether such candidates meet our qualifications for director nominees and select nominees accordingly.

As noted above, the Nominating Committee and Board of Directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any.  No candidates for director nominations were submitted to us by any stockholder in connection with the 2015 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2014 and 2013 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)
Thomas Lapinski(1) Former CEO/Director	2014	-0-		-	-			-	-	180,000		180,000
	2013	180,000	(2)	-	-	355,250	(3)	-	-			535,250

John A. Brda President/Director	2014	300,000,		-	-			-	-	-		300,000
	2013	205,000	(4)	-	-	355,250	(5)	-	-	-		560,250

Willard G. McAndrew III COO/Director	2014	300,000		-	-			-	-			300,000
	2013	60,000		-	-	2,225,000	(6)	-	-	75,000	(7)	2,360,000

Roger Wurtele CFO	2014	180,000		-	-			-	-			180,000
	2013	40,000		-	-	180,000	(8)	-	-	52,500	(7)	272,500

(1)	On December 30, 2014, Mr. Lapinski resigned as Chief Executive Officer.
(2)	In September 2013, Mr. Lapinski forgave a total of $489,000 in outstanding indebtedness in connection with his then accrued and unpaid compensation, which included this unpaid salary for 2012.
(3)
On September 4, 2013, we granted Mr. Lapinski a fully vested option to purchase 245,000 shares of stock at an exercise price of $2.00 per share. The value of these options was determined using the Black Scholes Method.

(4)	In September 2013, Mr. Brda forgave a total of $240,000 in outstanding indebtedness in connection with his then accrued and unpaid compensation, which included this unpaid salary for 2012.
(5)
On September 4, 2013, we granted Mr. Brda a fully vested option to purchase 245,000 shares of stock at an exercise price of $2.00 per share.  The value of these options was determined using the Black Scholes Method.

(6)
Prior to Mr. McAndrew’s appointment as COO in September 2013, during 2013 we granted him a fully vested warrant to purchase 1,000,000 shares of stock at an exercise price of $2.09 per share as consideration for consulting services, valued at $890,000. In September 2013, we granted Mr. McAndrew an option to purchase 1,500,000 shares of stock at an exercise price of $2.09 per share, which vested in January, 2014 and was valued at $1,335,000. The value of the options was determined using the Black Scholes Method.

(7)	This amount represents consulting fees paid prior to the effective date of employment with the Company.
(8)
In October 2013, we granted Mr. Wurtele an option to purchase 300,000 shares of stock at an exercise price of $2.09 per share. 100,000 of the options vested immediately, with the remaining options vesting in January, 2014. The value of these options was determined using the Black Scholes Method.

Setting Executive Compensation

We fix executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive’s experience, expertise, and performance, our company’s overall performance, and compensation packages available in the marketplace for similar positions. In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation. The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation (including without limitation stock and stock option awards) and between annual and long-term compensation.

Employment Agreements

On June 16, 2015, we entered into a five-year employment agreements with John Brda, our President and Chief Executive Officer. Under the agreement, Mr. Brda’s annual base salary is $375,000, with payment of $12,500 to be made bi-monthly and the remaining $3,125 bi-monthly amount to accrue unpaid until such time as management believes there is adequate cash for such payment.  He is eligible for a bonus, at the Compensation Committee’s discretion, of up to two times his salary and is eligible for stock options, as deemed appropriate by the Compensation Committee.  The agreement provides that if we (or our successor) terminate Mr. Brda upon the occurrence of a change in control, he will be paid in one lump sum his salary and any bonus or other amounts due through the end of the term of the agreement.  The employment agreement has a covenant not to compete.

On June 16, 2015, we entered into a five-year employment agreements with Willard G. McAndrew, our Chief Operating Officer. Under the agreement, Mr. McAndrew’s annual base salary is $375,000, with payment of $12,500 to be made bi-monthly and the remaining $3,125 bi-monthly amount to accrue unpaid until such time as management believes there is adequate cash for such payment.  He is eligible for a bonus, at the Compensation Committee’s discretion, of up to two times his salary and is eligible for stock options, as deemed appropriate by the Compensation Committee.  The agreement provides that if we (or our successor) terminate Mr. McAndrew upon the occurrence of a change in control, he will be paid in one lump sum his salary and any bonus or other amounts due through the end of the term of the agreement.  The employment agreement has a covenant not to compete.

On June 16, 2015, we entered into a five-year employment agreements with Roger Wurtele, our Chief Financial Officer. Under the agreement, Mr. Wurtele’s annual base salary is $225,000, with payment of $7,500 to be made bi-monthly and the remaining $1,875 bi-monthly amount to accrue unpaid until such time as management believes there is adequate cash for such payment.  He is eligible for a bonus, at the Compensation Committee’s discretion, of up to two times his salary and is eligible for stock options, as deemed appropriate by the Compensation Committee.  The agreement provides that if we (or our successor) terminate Mr. Wurtele upon the occurrence of a change in control, he will be paid in one lump sum his salary and any bonus or other amounts due through the end of the term of the agreement.  The employment agreement has a covenant not to compete.

Outstanding Equity Awards at Fiscal Year End

The following table details all outstanding equity awards held by our named executive officers at December 31, 2014:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Thomas Lapinski	245,000		-	-	2.00	09/04/2018
John A. Brda	245,000		-	-	2.00	09/04/2018
Willard G. McAndrew III	900,000	(1)	-	-	2.09	04/15/2018
	1,500,000	(1)(2)	-	-	2.09	09/09/2018
Roger Wurtele	300,000	(3)(4)	-	-	2.09	10/10/2018

(1)         Mr. McAndrew gifted these options to WMDM Family, Ltd. The general partner and 1% owner of WMDM Family, Ltd. is a limited liability company which is owned by a trust of which Mr. McAndrew is a beneficiary.
(2)         These options were awarded to Mr. McAndrew in September 2013, and vested on January 2, 2014.
(3)         Mr. Wurtele gifted these options to Birch Glen Investments Ltd.  Mr. Wurtele and his wife together hold a 98% interest in the general partner of Birch Glen Investments Ltd.
(4)         These options were awarded to Mr. Wurtele in October 2013.  100,000 options vested in October 2013 and the remaining 200,000 options vested on January 2, 2014.

Compensation of Directors

At present, we have no standard arrangement pursuant to which directors are compensated for any services they provide or for committee participation or special assignments.  We may, however, adopt a director compensation policy in the future.  No Director compensation was paid in 2014.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2014, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2014, with the exception of (i) a Form 3/A and two Form 4’s that Jerry Barney, a member of the Board, filed late, and (ii) a Form 4 that Robert Kenneth Dulin, a significant beneficial shareholder, filed late.

Certain Relationships and Related Transactions

On November 4, 2014, Eunis L. Shockey loaned us $500,000 under a 30 day promissory note.  The promissory note accrues interest at an annual rate of 10%.  We did not make payment on the note on the December 4, 2014 maturity date.  As consideration for defaulting on the note and for Mr. Shockey agreeing to extend the note, we issued 400,000 warrants to Mr. Shockey on May 4, 2015.  The warrants have a term of three years and an exercise price of $0.50 per share.  On May 14, 2015, we repaid $100,000 of the note, reducing the principal balance to $400,000.  On June 30, 2015, we issued 40,000 warrants to Mr. Shockey as consideration for agreeing to extend the promissory note to December 31, 2015. Under the terms of the extension, if the note is not earlier prepaid, we must issue Mr. Shockey an additional 40,000 warrants on September 30, 2015 with an exercise price equal to the closing market price on that date plus $0.05 and an additional 40,000 warrants on December 31, 2015 with an exercise price equal to the closing market price on that date plus $0.05.

In December 2014, Robert Kenneth Dulin, a major stockholder, loaned us $100,000 under a promissory note.  The promissory note accrues interest at an annual rate of 12% and was due on April 30, 2015.  We also issued him 150,000 warrants in connection with the transaction.  This promissory note is presently due and outstanding.

On April 1, 2015, Sawtooth Properties, LLLP (“Sawtooth”), lent us $150,000 pursuant to a convertible promissory note due September 30, 2015.  Robert Kenneth Dulin is the Managing Partner and majority owner of Sawtooth.  The Sawtooth note bears interest at the rate of 12% per annum, with all principal and interest due in one lump-sum.  At Sawtooth’s election, outstanding principal on the note is convertible into shares of our common stock at a conversion price of $0.25 per share.  Accordingly, the principal on the note is convertible into up to 600,000 shares of common stock.  As part of the transaction, we also issued Sawtooth 150,000 three-year warrants to purchase common stock at an exercise price of $0.50 per share.  The Sawtooth note and warrant both provide that they cannot be converted and exercised, respectively, until such time that approval is obtained from the stockholders authorizing Sawtooth’s conversion and exercise rights thereunder (see Proposal 6 below).

In April 2015, Pandora Energy, LP ("Pandora"), an entity of which Mr. Dulin is the General Partner and holds a 50% pecuniary interest, paid $500,000 towards a proposed purchase of a working interest in certain of our oil and gas properties. As part of the transaction, on May 4, 2015 we issued Pandora 250,000 three-year warrants with an exercise price of $0.50 per share.  As part of the final terms and conditions of Pandora’s purchase of the working interest, on July 1, 2015 we issued Pandora 500,000 three-year warrants with an exercise price of $2.31 per share.  Of these 500,000 warrants, 250,000 are exercisable on September 30, 2015 and the remaining 250,000 are exercisable on December 31, 2015.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of July 16, 2015, concerning, except as indicated by the footnotes below, (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. The table includes these persons’ beneficial ownership of common stock and Series A Convertible Preferred Stock. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093.  We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentage ownership is based on 29,942,979 shares of common stock outstanding at July 16, 2015. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 16, 2015 and shares of common stock issuable upon conversion of other securities held by that person that are currently convertible or convertible within 60 days of July 16, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, stock options and warrants referenced in the footnotes below are currently fully vested and exercisable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares Beneficially Owned
	Common Stock			Series A Convertible Preferred
Name of beneficial owner	Shares		% of Class	Shares		% of Class

John A. Brda	2,762,000	(1)	9.15	-		-
President, CEO, Secretary and Director

Willard G. McAndrew III	2,400,000	(2)	7.42	-		-
COO and Director

Roger N. Wurtele	300,000	(3)	*	-		-
Chief Financial Officer

Jerry D. Barney	45,000	(4)	*	-		-
Director

Edward J. Devereaux	37,000		*	-		-
Director

Eunis L. Shockey	574,000	(5)	1.88	-		-
Director

All directors and executive officers as a group (six persons)	6,128,000		18.29	-		-

Thomas Lapinski	3,250,000	(6)	10.77	-		-

Robert Kenneth Dulin (7)	3,180,733	(8)	9.75	15,000	(9)	15.31

Castleton Investment Management L.P. (10)	2,260,000	(11)	7.21	-		-

Zenith Petroleum Corporation (12)	1,908,356		6.37	-		-

Greg McCabe (13)	6,406,695	(14)	19.99	35,000	(15)	35.71

(1)
Includes 187,000 shares of common stock and stock options that are exercisable into 245,000 shares of common stock, both held individually by John A. Brda.  Also includes 2,330,000 shares of common stock held by Brda & Company LLC.  Mr. Brda is the sole owner and Managing Director of this entity and has voting and investment authority over the shares held by it.  The table does not include 3,000,000 stock options that cannot be exercised prior to obtaining stockholder approval of the 2015 Stock Option Plan.  Under the rules of the SEC, a security holder is not deemed to be a beneficial owner of the underlying equity securities when satisfaction of conditions to the holder’s s right to acquire the securities, such as the vote of stockholders, remains outside the security holder’s control.

(2)
Includes securities held by WMDM Family, Ltd., including warrants that are exercisable into 900,000 shares of common stock and stock options that are exercisable into 1,500,000 shares of common stock. The general partner and 1% owner of WMDM Family, Ltd. is a limited liability company of which Mr. McAndrew is the manager. He has voting and investment authority over the shares held by WMDM Family, Ltd. The table does not include 3,000,000 stock options that cannot be exercised prior to obtaining stockholder approval of the 2015 Stock Option Plan.

(3)
Includes stock options held by Birch Glen Investments Ltd. that are exercisable into 300,000 shares of common stock.   Mr. Wurtele and his wife together hold a 98% interest in the general partner of Birch Glen Investments Ltd., and Mr. Wurtele shares voting and investment authority over the shares held by Birch Glen Investments Ltd.  Additionally, the general partner and 1% owner of WMDM Family, Ltd. (see footnote “(2)” above) is a limited liability company which is owned by a trust of which Mr. Wurtele is the trustee.  Securities held by WMDM Family, Ltd. are not included, however, because Mr. Wurtele is not deemed to have voting or investment authority over the shares held by WMDM Family, Ltd. The table does not include 1,500,000 stock options that cannot be exercised prior to obtaining stockholder approval of the 2015 Stock Option Plan.

(4)
Includes (a) 25,000 shares of common stock held individually by Dr. Barney; and (b) a Series A Warrant that is exercisable into 20,000 shares of common stock held by an entity that is wholly-owned by the Barney 2012 Children’s Trust.  Dr. Barney is a beneficiary of the Barney 2012 Children’s Trust and historically has had influence over decisions made by the trustee who has voting and investment authority over the shares held by the trust.

(5)	Includes 34,000 shares of common stock and warrants that are exercisable into 540,000 shares of common stock.

(6)	Includes 3,005,000 shares of common stock and stock options that are exercisable into 245,000 shares of common stock. Mr. Lapinski’s address is 2007 Enterprise Avenue, League City, TX 77573.

(7)	Address: 8449 Greenwood Drive, Niwot, Colorado, 80503.

(8)
Includes (a) securities held individually by Robert Kenneth Dulin, including warrants that are exercisable into 150,000 shares of common stock; (b) 229,660 shares of common stock held in trust for the benefit of immediate family members of Mr. Dulin; (c) securities held by Sawtooth Properties, LLLP (“Sawtooth”), including (i) 27,000 shares of common stock, (ii) warrants that are exercisable into 84,745 shares of common stock and (iii) preferred stock that is convertible into 260,870 shares of common stock; (d) securities held by Black Hills Properties, LLLP (“Black Hills”), including (i) 125,000 shares of common stock, (ii) warrants that are exercisable into 189,956 shares of common stock and (iii) preferred stock that is convertible into 434,783 shares of common stock; (e) securities held by Pine River Ranch, LLC (“Pine River”), including (i) 120,000 shares of common stock, (ii) warrants that are exercisable into 450,024 shares of common stock and (iii) preferred stock that is convertible into 608,696 shares of common stock; and (f) securities held by Pandora Energy, LP (“Pandora”), including warrants that are exercisable into 500,000 shares of common stock (excluding warrants for 250,000 shares that are not exercisable within 60 days).  Mr. Dulin is trustee/custodian of each of the trusts and/or accounts referenced in “(b)” above and has voting and investment authority over the shares held by them. Mr. Dulin is the Managing Partner of Sawtooth Properties, LLLP, the Managing Partner of Black Hills, the Managing Member of Pine River, and the General Partner of Pandora, and he has voting and investment authority over the shares held by each entity.  The table does not include certain securities held by Sawtooth, including a promissory note convertible into 600,000 shares of common stock and a warrant exercisable into 150,000 shares, as such securities are not convertible or exercisable until stockholder approval is obtained.

(9)
Includes 3,000 shares held by Sawtooth, 5,000 shares held by Black Hills and 7,000 shares held by Pine River.  These 15,000 shares of Series A Convertible Preferred Stock are convertible into and have the voting equivalent of 1,304,347 shares of common stock.

(10)
Castleton Investment Management L.P. (“Shareholder”) beneficially owns these securities.  Castleton Investment Management GP Ltd. (“Castleton GP”) is the general partner of the Shareholder.  Castleton Investment Management LLC is the investment advisor to the Shareholder with respect to the securities.  The address for each of these entities is 2200 Atlantic Street, Suite 800, Stamford, CT 06902-6834.

(11)
Includes (a) 860,000 shares of common stock, and (b) warrants to purchase 1,400,000 shares of common stock.  Under the Warrant Agreement, the Shareholder’s ability to purchase the additional 1,400,000 shares of common stock is subject to a contractual restriction that limits the Shareholder’s ability to exercise the warrant to the extent that after giving effect to any such exercise it would beneficially own more than 9.99% of the outstanding common stock.

(12)	Address: 7790 E. Arapahoe Rd., #190, Centennial, Colorado 80112.

(13)	Address: 500 West Texas Ave., Suite 890, Midland, Texas 79701.

(14)
Mr. McCabe is deemed to beneficially own a total of 6,406,695 shares of common stock.  But for the Beneficial Ownership Limitation (as described below), he would beneficially own 7,952,172 shares of common stock, including:  (i) 4,300,000 shares owned beneficially and of record by Mr. McCabe, (ii) 2,608,695 shares issuable upon conversion of shares of preferred stock issued to Mr. McCabe, (iii) 521,739 shares issuable upon exercise of warrants issued to Mr. McCabe and (iv) 521,738 shares beneficially owned by G Mc Exploration, LLC (“GME”) (comprised of 434,782 shares issuable upon conversion of shares of preferred stock and 86,956 shares issuable upon exercise of warrants), of which McCabe may be deemed to hold beneficial ownership as a result of his ownership of 50% of the outstanding membership interests of GME.  The preferred stock and warrants referenced above are each controlled by a provision that prevents conversion or exercise if such conversion or exercise will result in the holder beneficially owning in excess of 19.9% of our common stock (the “Beneficial Ownership Limitation”), unless stockholder approval is obtained.  Accordingly, these securities, which would otherwise be convertible and exercisable into a total of 3,652,172 shares, are presently only convertible and exercisable into a total of 2,106,695 shares.

(15)
Includes 30,000 shares held by Mr. McCabe and 5,000 shares held by GME.  These 35,000 shares of Series A Convertible Preferred Stock are convertible into and have the voting equivalent of 3,043,477 shares of common stock.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Calvetti Ferguson as our independent registered public accounting firm for the current fiscal year.  Calvetti Ferguson has served as our independent registered public accounting firm continuously since November 2010.  We wish to obtain from the stockholders a ratification of the Audit Committee’s action in selecting Calvetti Ferguson for the fiscal year ending December 31, 2015.  Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.  We do not anticipate a representative from Calvetti Ferguson to be present at the meeting.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice.  In the event the selection of Calvetti Ferguson as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Audit Committee to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2015.  Even if the selection is ratified, the Board of Directors in its discretion may direct the selection of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF CALVETTI FERGUSON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not Applicable.

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by Calvetti Ferguson, our independent registered public accountants, during the years ended December 31, 2014 and 2013.

	2014	2013
Audit Fees(1)	$123,655	$73,830
Audit Related Fees(2)	0	0
Tax Fees(3)	13,825	3,298
All Other Fees	17,704	7560

Total Fees	$155,184	$84,688

(1)      Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.
(2)      Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)      Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

We did not have a standing audit committee of the board of directors until November, 2013. Therefore, for the fiscal years ended December 31, 2014 and 2013, all audit services, audit-related services,  as described above, were provided to us by Calvetti Ferguson based upon prior approval of the Board of Directors. Whitley Penn has been engaged for tax services for the year 2014 including preparation of 2013 tax returns.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation of Torchlight Energy Resources, Inc. currently authorize a total of 85,000,000 shares of capital stock, par value $0.001, consisting of 75,000,000 shares of common stock and 10,000,000 shares of preferred stock.  The Board of Directors has approved, subject to approval by our stockholders, an amendment to the Articles of Incorporation to increase our authorized common stock by 25,000,000 shares.  The amendment is reflected in the form of Certificate of Amendment to Articles of Incorporation which is annexed to this Proxy Statement as Exhibit A.  If the amendment to the Articles of Incorporation is approved, we will have a total of 110,000,000 authorized shares of capital stock, par value $0.001, consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

The primary purpose of increasing the authorized number of shares of common stock is to increase the number of shares available for general corporate purposes, including, without limitation, capital raising and merger and acquisition opportunities.  The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of common stock. We believe that the adoption of Proposal 3 will provide us with increased flexibility and permit us to take advantage of opportunities as they arise.

During the past several years, we have pursued numerous acquisitions of additional acreage and instituted expanded development plans that we have funded primarily with proceeds from offerings of our securities and/or with direct issuances of our securities to property owners and operators.  We have also been dependent on proceeds from securities offerings to provide funds for working capital and other general corporate purposes.  We currently have 29,942,979 shares of common stock outstanding, and on a fully-diluted basis have a total of approximately 47.9 million shares outstanding or reserved, leaving only approximately 27.1 million shares for future issuances if this Proposal 3 is not approved.

The issuances of a substantial number or our equity securities will result in dilution or the potential for dilution to our current stockholders.  Adoption of this Proposal 3 will increase this risk.  We believe, however, that our acquisitions and development programs are instrumental to our future success.  Accordingly, the increase in our authorized common stock represented by this Proposal 3 is necessary to ensure we will be able to continue to fund strategic acquisitions if and when they become available and, if required, fund the development of our existing and future properties. If this proposal is not approved, our ability to fund future acquisitions and development activities could be adversely affected. For all the foregoing reasons, we believe that Proposal 3 is in the best interests of the company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZE SHARES OF COMMON STOCK.

PROPOSAL 4 – APPROVAL OF THE 2015 STOCK OPTION PLAN

In June of this year, our Board of Directors approved the 2015 Stock Option Plan (the “Plan”).  The Plan is being submitted to our stockholders for adoption.  The Plan has been effective since the Board approved the Plan on June 10, 2015, but pursuant to Section 422 of the Internal Revenue Code of 1986 (the “Code”), our stockholders must approve the Plan within 12 months of its adoption to make the Plan a tax-qualified plan.  In the event that the Plan is not approved by the stockholders of the Company, it is intended that the Plan will be unwound and terminated.  The Plan is included as Exhibit B to this proxy statement.

Additionally, the Compensation Committee of the Board of Directors has granted a total of 7,950,000 of the 8,500,000 stock options available for issuance under the Plan, including a total of 7,500,000 options to executive officers and 450,000 options to certain employees.  See “Benefits or Amounts under the Plan,” below.  The options granted under the Plan cannot be exercised prior to obtaining stockholder approval of the Plan, and the options will be cancelled if stockholder approval is not obtained.

Although the issuance of the equity awards described in this Proposal 4 could result in substantial dilution to our current stockholders, we believe issuing equity awards to executive officers and directors is critical to the long-term success of the Company.  Stock options motivate our executive officers and employees to realize benefits from longer-term strategies that increase stockholder value.  They also promote commitment and retention and align the interests of executive officers and employees with the interests of stockholders, since the options have value only if our stock price increases over time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2015 STOCK OPTION PLAN.

Summary of 2015 Stock Option Plan

The purpose of the Plan is to promote the financial interests of us and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the company. The grants under the Plan recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the company, thus enhancing their personal interest in our continued success and progress. The Plan also assists us in attracting, retaining and motivating key employees and directors.

The following sets forth certain terms and conditions of the Plan.

1.           Administration.

(a)           This Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee are to be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

(b)           If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any option pursuant to the Plan, except that no such member shall act on the granting of an option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him.

(c)           Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

(i)           select the participants in the Plan;

(ii)           establish the terms of the options granted to each participant which may not be the same in each case;

(iii)           determine the total number of options to grant to an optionee, which may not be the same in each case;

(iv)           fix the option period for any option granted which may not be the same in each case;

(v)           make all other determinations necessary or advisable under the Plan;

(vi)           determine the minimum number of shares with respect to which options may be exercised in part at any time.

(d)           The Committee has the sole and absolute discretion to determine whether the performance of an eligible employee warrants an award under the Plan, and to determine the amount of the award.

(e)           The Committee has full and exclusive power to construe and interpret the Plan, to prescribe and rescind rules and regulations relating to the Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

(f)           A member of the Committee will not be liable for performing any act or making any determination in good faith.

2.           Shares Subject to Option.  Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of shares of common stock that may be optioned and sold under the Plan is 8,500,000.  Such shares may be authorized but unissued, or may be treasury shares. If an option expires or becomes unexercisable for any reason without having been exercised in full, the un-purchased shares that were subject to the option will, unless the Plan has then terminated, be available for other options under the Plan.

3.           Eligible Persons.  Our and our affiliate’s officers, directors, employees, consultants and subcontractors, as the Committee in its sole discretion designates, are eligible to participate in the Plan.

4.           Option Price. The option price of each share subject to an option granted under the Plan shall be determined by the Committee, but in no event shall be less than the Fair Market Value (as defined in the Plan) of a share of common stock on the option's date of grant.

5.           Termination of Employment.  Any option which has not vested at the time the optionee ceases continuous service for any reason other than death, disability or retirement shall terminate upon the last day that the optionee is employed by the Company.

6.           Nonqualified and Incentive Stock Options.  Any option not intended to qualify as an Incentive Stock Option (a stock option that satisfies the requirements of Section 422 of the Code) will be a Nonqualified Stock Option (as defined in the Plan).  Nonqualified Stock Options will satisfy each of the requirements of the Plan.  An option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option will be treated as a Nonqualified Stock Option.

7.           Duration of Plan.  Options may be granted under the Plan only within 10 years from the original effective date of the Plan.

8.           Amendment, Suspension or Termination of Plan.  The Board of Directors may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, can be made without the approval of our stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Stock Option under the Internal Revenue Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under Incentive Stock Options, (b) change the class of employees eligible to receive Incentive Stock Options, or (c) decrease the option price for Incentive Stock Options below the fair market value of the stock at the time it is granted, can be made without the approval of our stockholders.  Subject to the preceding, the Board of Directors has the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Stock Option as in the opinion of our counsel may be necessary or appropriate from time to time to enable any Incentive Stock Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Internal Revenue Code so as to receive preferential federal income tax treatment.  Notwithstanding the foregoing, no amendment, suspension or termination of the Plan will act to impair or extinguish rights in options already granted at the date of such amendment, suspension or termination.

Benefits or Amounts under the Plan

The Committee has the sole and exclusive power to select the participants of the Plan and to determine the terms of any option granted under the Plan.  The granting of awards under the Plan is entirely discretionary.  To date, the following awards have been granted under the Plan.

Name and position	Number of shares
John A. Brda, President and Chief Executive Officer	3,000,000	(1)
Willard G. McAndrew III, Chief Operating Officer	3,000,000	(1)
Roger Wurtele, Chief Financial Officer	1,500,000	(1)
All current executive officers as a group	7,500,000	(1)
All current directors who are not executive officers as a group	-
All employees, including all current officers who are not executive officers, as a group	450,000	(2)

(1)
The Compensation Committee granted these stock option awards on June 11, 2015.  The options have a term of five years and an exercise price of $1.57 per share (which is the closing price of our common stock on the date of grant).  The options are subject to a two-year vesting schedule with one-half vesting on the date of grant (subject to stockholders approving the 2015 Stock Option Plan), one-fourth vesting after one year of the grant date, and the remaining one-fourth vesting after the second year, provided however that the options will be subject to earlier vesting under certain events set forth in the 2015 Stock Option Plan, including without limitation a change in control.  Further, the options cannot be exercised prior to obtaining stockholder approval of the 2015 Stock Option Plan, and the options will be cancelled if stockholder approval is not obtained.

(2)
The Compensation Committee granted these stock option awards on June 15, 2015.  All of these options have a term of five years and an exercise price of $1.79 per share (which is the closing price of our common stock on the date of grant).  The options are subject to a two-year vesting schedule with one-half vesting on the date of grant (subject to stockholders approving the 2015 Stock Option Plan), one-fourth vesting after one year of the grant date, and the remaining one-fourth vesting after the second year, provided however that the options will be subject to earlier vesting under certain events set forth in the 2015 Stock Option Plan, including without limitation a change in control.  Further, the options cannot be exercised prior to obtaining stockholder approval of the 2015 Stock Option Plan, and the options will be cancelled if stockholder approval is not obtained.

The Committee, at its discretion, may grant up to 550,000 shares of additional awards under the Plan.  Any such awards that will be received by or allocated to any executives, directors or employees under the Plan are not determinable, as of the date of this proxy statement.

PROPOSAL 5 – APPROVAL OF CERTAIN ISSUANCES OF STOCK TO DIRECTORS

On June 30, 2015, the Board of Directors approved paying its independent members of the Board of Directors $100,000 as director compensation for the time, commitment and service rendered by the Directors, payable, at the election of each director, either (i) in common stock of the Company, based upon the closing price of our common stock as of June 30, 2015, plus $0.05 (equalling $2.29 per share), (ii) in cash when funds are deemed available, or (iii) in a combination thereof.  It was provided that if any director elected for us to pay him in common stock, the issuance of such shares would be subject to stockholder approval.  Of our independent directors, Jerry D. Barney and Eunis L. Shockey both elected to receive all $100,000 in such compensation in common stock (amounting to 43,668 shares, each), and Edward J. Devereaux elected to receive $50,000 in cash when funds are available and $50,000 in common stock (amounting to 21,834 shares).

Accordingly we are asking stockholders to approve the three issuances described above, including:

(1)           43,668 shares of common stock to Jerry D. Barney;
(2)           43,668 shares of common stock to Eunis L. Shockey; and
(3)           21,834 shares of common stock to Edward Devereaux.

In the event this Proposal 5 is not approved by stockholders, each of Messrs. Barney, Shockey and Devereaux will receive his entire $100,000 in director compensation in the cash when funds are deemed available.

We believe issuing common stock to our directors in lieu of cash payments is in our best interest and in our stockholders’ best interest for several reasons.  Issuing stock in lieu of cash payments means we will have more funds for working capital and other general corporate purposes and for capital expenditures such as acquisitions of additional acreage and development expansion of our existing and future properties.  Further, we believe issuing equity awards to executive officers and directors is critical to the long-term success of the Company.  Awarding equity stakes to executive officers and directors (i) promotes retention, (ii) rewards them for their efforts in our success and (iii) ensures that their compensation is directly linked to our performance and stockholder value.  As with any new issuance of our common stock, these issuances will result in dilution to our stockholders.  We believe, however, that dilution in this instance will be negligible, and the benefits of the issuances outweigh this externality.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCES OF COMMON STOCK TO MEMBERS OF THE BOARD OF DIRECTORS.

PROPOSAL 6 – APPROVAL TO AUTHORIZE CONVERSION AND EXERCISE OF THE SECURITIES ISSUED TO SAWTOOTH PROPERTIES, LLLP

On April 1, 2015, Sawtooth Properties, LLLP (“Sawtooth”), lent us $150,000 pursuant to a convertible promissory note due September 30, 2015.  Robert Kenneth Dulin, a major stockholder, is the Managing Partner and majority owner of Sawtooth—see the chart under “Security Ownership of Certain Beneficial Owners and Management” above.  The Sawtooth note bears interest at the rate of 12% per annum, with all principal and interest due in one lump-sum.  At Sawtooth’s election, outstanding principal on the note is convertible into shares of our common stock at a conversion price of $0.25 per share.  Accordingly, the principal on the note is convertible into up to 600,000 shares of common stock.  As part of the transaction, we also issued Sawtooth 150,000 three-year warrants to purchase common stock at an exercise price of $0.50 per share.  The Sawtooth note and warrants were issued under the exemption from registration provided by Section 4(a)(2) of the securities Act of 1933 and the rules and regulations promulgated thereunder.

On May 11, 2015, we sold to five investors in a private offering an aggregate 4,300,000 shares of our restricted common stock at a purchase price of $0.25 per share.  We received an aggregate consideration of $1,075,000 for the securities.  The securities in the offering were also issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder.

Because our common stock is traded on the Nasdaq Stock Market, we are subject to the Nasdaq Listing Rules, including Listing Rule 5635(d), which provides that stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.  Pursuant to Nasdaq rules and policies, our issuances of the securities in the April 1 transaction and in the May 11 transaction are likely to be “aggregated” by Nasdaq and viewed as a single transaction for purposes of determining our compliance with Listing Rule 5635(d).

When added to the 4,300,000 shares of common stock issued in the May 11 transaction, the conversion and exercise of the Sawtooth note and warrant could result in the issuance of a number of shares of our common stock equal to 20% or more of our common stock or 20% or more of the voting power outstanding before their issuance, for a price less than the greater of book or market value of our common stock.  Accordingly, to comply with Listing Rule 5635(d), we have amended the Sawtooth note and warrant to provide that they cannot be converted and exercised, respectively, until such time that approval is obtained from the stockholders authorizing Sawtooth’s conversion and exercise rights thereunder.

We believe authorizing Sawtooth to convert the note and exercise the warrant is in our best interest and in our stockholders’ best interest.  Provided this Proposal 6 is adopted and Sawtooth elects to convert its note, issuing stock in lieu of paying in cash to Sawtooth the principal that will be due on this obligation on September 30, 2015 will give us more cash-flow flexibility, allowing us to use funds on capital expenditures such as acquisitions of additional acreage and development expansion of our existing and future properties, as well as for working capital and other general corporate purposes.  As with any new issuance of our common stock, the issuance of stock to Sawtooth upon conversion and exercise of the note and warrant will result in dilution to our stockholders.  We believe, however, that the resulting dilution is outweighed by the benefit to us and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL TO AUTHORIZE CONVERSION AND EXERCISE OF THE SECURITIES ISSUED TO SAWTOOTH PROPERTIES, LLLP.

PROPOSAL 7 – APPROVAL TO AUTHORIZE HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK TO CONVERT PREFERRED STOCK AND EXERCISE WARRANTS RECEIVED IN CONNECTION THEREWITH INTO A NUMBER OF SHARES OF COMMON STOCK THAT WOULD RESULT IN THE HOLDER BENEFICIALLY OWNING IN EXCESS OF 19.99% OF OUR COMMON STOCK

On June 2, 2015, we entered into a Securities Purchase Agreement with certain accredited investors to sell shares of Series A Convertible Preferred Stock.  On June 9, 2015, the transactions contemplated by the Securities Purchase Agreement closed, and we sold a total of 98,000 shares of the Series A Convertible Preferred Stock at a purchase price of $100 per share, for total consideration $9,800,000 (the designation for this series is described below).  As part of the sale, we provided each investor 20% warrant coverage and accordingly issued the investors a total of 1,704,348 five-year warrants to purchase shares of our common stock at an exercise price of $1.40 per share.  The warrants provide that, until stockholder approval is obtained, holders may not exercise if such exercise will result in such holder beneficially owning in excess of 19.9% of our common stock.

On June 5, 2015, we filed a Certificate of Designation with the Secretary of State of Nevada—a copy of the Certificate of Designation was included as Exhibit 4.1 to our Form 8-K filed with the SEC on June 9, 2015.  The designations, preferences, limitations, restrictions and relative rights of the Series A Convertible Preferred Stock are as follows: (i) a stated value of $100 per share; (ii) mandatory conversion one year after issuance (provided no insolvency event has occurred and subject to the restriction described in the following clause “(iv)”), with each holder having the right to convert at its election any time before that; (iii) a conversion price of $1.15 per shares of common stock; (iv) until stockholder approval is obtained, holders may not convert (and there shall not be any mandatory conversion) if such conversion will result in such holder beneficially owning in excess of 19.9% of our common stock; (v) a dividend in an annual amount equal to 12% on the outstanding stated value of each share payable in common stock or cash at the holder’s election; (vi) each holder shall be entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A Convertible Preferred Stock could be converted; (vii) in the event of any voluntary or involuntary liquidation, dissolution or winding up, the holders will be entitled to be paid out of the assets available for distribution to our stockholders, before any payment is be made to the holders of common stock; and (viii) the holders will have the right to participate in up to 100%, in the aggregate, on a pro-rata basis, of any subsequent private placement offerings by us of our equity securities, on identical terms and conditions as set forth in such subsequent offering for so long as the holder owns the Series A Convertible Preferred Stock.  The securities in the offering were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder, including Regulation D.

The provisions in (i) the Certificate of Designation of the Series A Convertible Preferred Stock that prevents conversion if such conversion will result in such holder beneficially owning in excess of 19.9% of our common stock (the “Beneficial Ownership Limitation”) and (ii) in the warrant agreement for the five-year warrants that prevent exercise of the warrants if such exercise will result in such holder beneficially owning in excess of the Beneficial Ownership Limitation, are both required under the Nasdaq Listing Rule.  Listing Rule 5635(b) provides that stockholder approval is required prior to the issuance of securities when the issuance or potential issuance may result in a change of control of the issuer.  Pursuant to Nasdaq rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer.

Currently, the only holders of Series A Convertible Preferred Stock that are affected by the Beneficial Ownership Limitation are Greg McCabe and G Mc Exploration, LLC (“GME”).  Mr. McCabe in one of our major stockholders—see the chart under “Security Ownership of Certain Beneficial Owners and Management” above—and is deemed to have beneficial ownership of securities held by GME.  Based on Mr. McCabe’s current beneficial ownership of shares of our common stock, which includes any underlying shares of common stock that he has the right to acquire within 60 days through conversion or exercise of securities, Mr. McCabe would beneficially own in excess of the Beneficial Ownership Limitation if he exercised his shares of Series A Convertible Preferred Stock, including shares held by GME.  Under the Nasdaq Listing Rules, he is not permitted to vote any shares of Series A Convertible Preferred Stock that he beneficially owns on this Proposal 7.  He is permitted, however, to vote all shares of common stock he beneficially owns on this Proposal 7.  Additionally, he is permitted to vote all his common stock and such number of shares of Series A Convertible Preferred Stock the conversion of which would not exceed the Beneficial Ownership Limitation on all other matters.

We believe that authorizing holders of Series A Convertible Preferred Stock to convert preferred stock and exercise warrants received in connection therewith into a number of shares of common stock that would result in the holder beneficially owning in excess of the Beneficial Ownership Limitation is in the best interest of us and our stockholders.  If Proposal 7 is not adopted, Greg McCabe and GME will continue to receive a 12% dividend on the number of shares that cannot be converted, indefinitely, with all other shares of Series A Convertible Preferred Stock automatically converting no later than one year from the issuance date.  The continuance of this dividend will likely be restrictive on our cash-flow needs and could prevent us from using funds on capital expenditures such as acquisitions of additional acreage and development expansion of our existing and future properties, as well as for working capital and other general corporate purposes.  Although adopting this proposal will result in dilution to our stockholders, we believe it is outweighed by the benefit to us and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK TO CONVERT PREFERRED STOCK AND EXERCISE WARRANTS RECEIVED IN CONNECTION THEREWITH INTO A NUMBER OF SHARES OF COMMON STOCK THAT WOULD RESULT IN THE HOLDER BENEFICIALLY OWNING IN EXCESS OF 19.99% OF OUR COMMON STOCK.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office described under Proposal 1, and the officer and director compensation described under Proposal 4 and Proposal 5.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2016 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2016 annual meeting of stockholders must present the proposal to us at our principal executive offices at 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093, Attn: President, by April 8, 2016 for the proposal to be eligible for inclusion in our proxy statement.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2016 annual meeting of stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year's Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

John A. Brda
Dated: August 6, 2015	President, Chief Executive Officer and Director

EXHIBIT A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Torchlight Energy Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is deleted and replaced in its entirety with the following:

“The total number of shares of stock that the Corporation will have authority to issue is 110,000,000, consisting of 100,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

____________ shares of common stock

4. Effective date of filing: (optional) ________________________________________________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 3-6-09

A-1

EXHIBIT B

TORCHLIGH ENERGY RESOURCES, INC.
2015 STOCK OPTION PLAN

1.
Purpose.  The purpose of the Torchlight Energy Resources, Inc. 2015 Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

Rule 16b-3 Plan.  The Company is subject to the reporting  requirements of the Securities Exchange Act of 1934, as amended (the "Exchange  Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated  under the Exchange Act.  To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

Effective Date of Plan. The effective date of the Plan shall be June 10, 2015 (the Effective Date).  The Board of Directors shall, within one year of the Effective Date, submit the Plan to the shareholders of the Company for approval.  The Plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders.  No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date.  In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.	Definitions. The following definitions shall apply to this Plan:

(a)
"Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(b)	"Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

(c)	"Award" means each of the following granted under this Plan: Incentive Stock Options or Non-qualified Stock Options.

(d)	"Board" means the board of directors of the Company.

(e)
"Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i)  any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

(f)	"Change in Control" means, for purposes of this Plan:

i.
there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (ii) acquisition by a third party of more than 40% of the voting interest of the Company's Common Stock; or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

ii.	the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

(g)	"Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

(h)
"Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors.  The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

(i)
"Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

(j)
"Company" means Torchlight Energy Resources, Inc., a Nevada Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(k)
"Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

(l)	"Date of Grant" means the date on which the Committee grants an Option.

(m)	"Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(n)	"Non Employee Director" means a Non Employee Director as that term is defined in Rule 16b-3 under the Exchange Act.

(o)
"Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

(p)
"Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(q)	"Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(r)
"Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

(s)
"Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

(t)	"Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

(u)	"Option" means a stock option granted pursuant to the Plan.

(v)	"Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

(w)	"Optionee" means an Employee (or Director or subcontractor) who receives an Option.

(x)	"Parent" means any corporation which owns 50% or more of the voting securities of the Company.

(y)	"Plan" means this Stock Option Plan as may be amended from time to time.

(z)	"Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

(aa)
"Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate.  An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

(bb)
"Termination" or "Termination of Employment means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

(cc)	"Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.	Administration.

(a)
This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

(b)
If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

(c)	Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

i.	select the participants in this Plan;

ii.	establish the terms of the Options granted to each participant which may not be the same in each case;

iii.	determine the total number of options to grant to an Optionee, which may not be the same in each case;

iv.	fix the Option period for any Option granted which may not be the same in each case; and

v.	make all other determinations necessary or advisable under the Plan.

vi.	determine the minimum number of shares with respect to which Options may be exercised in part at any time.

vii.	The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

viii.
The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

(d)	A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.
Shares Subject to Option. Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 8,500,000.  Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

(a)
Eligible Persons. Every Eligible Person, as the Committee in its sole discretion designates, is eligible to participate in this Plan.    The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

(i)	the financial condition of the Company or its Subsidiaries;

(ii)	expected profits for the current or future years;

(iii)	the contributions of a prospective participant to the profitability or success of the Company or its Subsidiaries; and

(iv)	the adequacy of the prospective participant's other compensation.

Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

(b)
No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any Employee.

5.	Requirements of Option Grants. Each Option granted under this Plan shall satisfy the following requirements.

(a)
Written Option. An Option shall be evidenced by a written Agreement specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

(b)	Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

(c)	Option Exercisability. Each Option shall be exercisable only in accordance with its terms.

(d)
Acceleration of Vesting. Subject to the provisions of Section 5(b), the Committee may, in its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

(e)
Option Price. Except as provided in Section 6(a) the Option price of each Share subject to the Option shall be determined by the Committee, but in no event shall be less than the Fair Market Value of the Share on the Option's Date of Grant.

(f)
Termination of Employment   Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment.  Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

(g)
Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise (or such longer period as the Committee may allow) or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

(h)
Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company (unless otherwise extended by the Committee). Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment.  Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

(i)
Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination (or such longer period as the Committee may allow), provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.	Incentive Stock Options. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

(a)
Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

(b)
Limitation on Incentive Stock Options.  The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

(c)
Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

(d)	Approval of Plan. No Option shall qualify as an Incentive Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.
Nonqualified and Incentive Stock Options. Any Option not intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan.  An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.
Method of Exercise.  An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by the Option holder. Payment for Shares with respect to which an Option is exercised may be in cash, by certified check or wire transfer. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

An Option granted under this Plan may be exercised in any increments of less than the full number of Shares as to which it can be exercised. A partial exercise of an Option will not affect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.
Taxes. Compliance with Law: Approval of Regulatory Bodies. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be  subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.
Assignability.  An Option granted under this Plan is not transferable except by will or the laws of descent or by gift to a family member, or to a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of the assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests.  More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process.  Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.
Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.
Accelerations of Options Upon Change in Control.  In the event that a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.
Liability of the Company. The Company, its Parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.	Expenses of Plan. The Company shall bear the expenses of administering the Plan.

15.	Duration of Plan. Options may be granted under this Plan only within 10 years from the original effective date of the Plan.

16.
Amendment, Suspension or Termination of Plan.  The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.
Forfeiture.  Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate.  Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final.  No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.
Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors.  However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors.  In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense.  The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the  Company's rights or is detrimental to the Company.  This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19.	Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

20.	Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.
Other Compensation Plans.  The adoption of this Plan or any amendments shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.
Other Options or Awards.  The grant of an Option or Awards shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23.	Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.

PROXY
TORCHLIGHT ENERGY RESOURCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON SEPTEMBER 9, 2015

The undersigned hereby appoints John A. Brda and Willard G. McAndrew, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of stock of Torchlight Energy Resources, Inc. (the “Company”) held of record by the undersigned on July 16, 2015, at the Annual Meeting of Stockholders to be held on September 9, 2015, at 10:00 a.m. (Central Time) at the Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024, and at any adjournments thereof.  Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, FOR APPROVAL IN NUMBER 3, FOR APPROVAL IN NUMBER 4, FOR APPROVAL IN NUMBER 5, FOR APPROVAL IN NUMBER 6, FOR APPROVAL IN NUMBER 7, AND FOR APPROVAL IN NUMBER 8.

1.           ELECTION OF DIRECTORS OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed below except as marked to the contrary.	☐	WITHHOLD authority to vote for all nominees below.

John Brda
Willard G. McAndrew III
Jerry D. Barney
Edward J. Devereaux
Eunis L. Shockey

2.           PROPOSAL TO RATIFY THE SELECTION OF CALVETTI FERGUSON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

3.           PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

4.           PROPOSAL TO APPROVE THE 2015 STOCK OPTION PLAN

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

5.           PROPOSAL TO APPROVE CERTAIN ISSUANCES OF STOCK TO DIRECTORS

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

6.           PROPOSAL TO APPROVE AUTHORIZING CONVERSION AND EXERCISE OF THE SECURITIES ISSUED TO SAWTOOTH PROPERTIES, LLLP

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

7.           PROPOSAL TO APPROVE AUTHORIZING HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK TO CONVERT PREFERRED STOCK AND EXERCISE WARRANTS RECEIVED IN CONNECTION THEREWITH INTO A NUMBER OF SHARES OF COMMON STOCK THAT WOULD RESULT IN THE HOLDER BENEFICIALLY OWNING IN EXCESS OF 19.99% OF THE COMPANY’S COMMON STOCK

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

8.           IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a partnership, please sign in partnership name by authorized person.  If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF SHARES OWNED _______________	SIGNATURE:_____________________________________________ PRINTED NAME:__________________________________________ DATE: __________________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 9, 2015.

The Proxy Statement, form of proxy card and Annual Report are available at: ir.torchlightenergy.com